Vanguard Quantitative Funds

Supplement to the Statement of Additional Information Dated January 26, 2017

Liquidation of Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund

On November 17, 2016, the board of trustees for Vanguard Structured Broad Market Fund and Vanguard Structured Large-Cap Equity Fund (each, a Fund) approved a proposal to liquidate each Fund. Effective as of the close of business on February 28, 2017, the liquidation of each Fund is complete.

In connection with the liquidation, shareholders may receive proceeds that are taxable. Please consult with your tax advisor for detailed information about any tax consequences for you.

Any references to the Funds in this Statement of Additional Information are hereby deleted.

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SAI 93C 032017